EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report on Form 10-Q of ACNB Corporation (the "company") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, John W. Krichten, Secretary/Treasurer, of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:


3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                          -------------------------------------
                                          John W. Krichten, Secretary/Treasurer



Date: November 7, 2002


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